Variable Interest Entities (Schedule Of Cash Flows Related To Loan Sales And Securitizations) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013
Proceeds from initial sales	$ 10,843
Servicing fees retained	43,563	[1]
Purchases of GNMA guaranteed mortgages	97,684
Purchases of previously transferred financial assets	287,576	[2],[3]
Other cash flows received on retained interests	5,482
Fhn [Member]
Purchases of previously transferred financial assets	$ 74,700

[1]	Included servicing fees on MSR associated with loan sales and purchased MSR.
[2]

Included repurchases of delinquent and performing loans, foreclosed assets, and make-whole payments for economic losses incurred by purchaser. Also included buyouts from GSEs in order to facilitate foreclosures.

[3]	2013 includes $74.7 million of cash paid related to clean-up calls exercised by FHN.